Note 4 - Fixed Income Guaranteed Option (Details Textual) - EBP 27-1560715 001 [Member]	12 Months Ended
Dec. 31, 2025
EBP, Fully Benefit-Responsive Investment Contract, Description	The GIC is included in the financial statements at contract value. Contract value, as reported to the Plan by Principal Life, represents contributions made under the contract, plus earnings, less participant withdrawals and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value. The GIC has a surrender charge of 5% that may be charged if the Plan terminates its interest in the contract without giving a 12-month advance notice.
EBP, Fully Benefit-Responsive Investment Contract, Limitation on Transacting at Contract Value, Not Probable [true false]	false
Maximum [Member]
Employee Benefit Plan, Crediting Interest Rate	3.00%
Minimum [Member]
Employee Benefit Plan, Crediting Interest Rate	1.00%